Income Taxes	12 Months Ended
Dec. 31, 2021
Disclosure of income tax [Abstract]
Income Taxes
27. INCOME TAXES

Components of Income Tax Expense

	2021	2020
Current tax expense (recovery)
Recognized in profit or loss in current year	$134,947	$99,013
Adjustments recognized in the current year with respect to prior years	147	(658)
	135,094	98,355
Deferred tax expense (recovery)
Deferred tax recovery recognized in the current year	14,194	14,667
Adjustments recognized in the current year with respect to prior years	56	433
Benefit from previously unrecognized losses, and other temporary differences	508	(42,379)
Decrease in deferred tax liabilities due to tax impact of NRV charge to inventory	(3,423)	4,481
	11,335	(22,798)
Income tax expense	$146,429	$75,557
Income tax expense differs from the amounts that would result from applying the Canadian federal and provincial income tax rates to earnings before income tax. These differences result from the items shown on the following table, which result in an effective tax rate that varies considerably from the comparable period. The factors which have affected the effective tax rate for the year ended December 31, 2021 and the comparable period of 2020 were foreign exchange fluctuations, mining taxes paid, and withholding taxes on payments from foreign subsidiaries.
The most significant factor impacting the effective tax rate was due to the changes in the recognition of deferred tax assets. The increase in the effective tax rate for 2021 was due to the mark-to-market losses on short-term investments, for which no tax benefit could be recognized; whereas in 2020, it was reduced due to the recognition of deferred tax benefits associated with deductible tax attributes in La Arena, Timmins West, and Bell Creek. The Company continues to expect that these and other factors will continue to cause volatility in effective tax rates in the future.
Reconciliation of Effective Income Tax Rate

	2021	2020
Earnings before taxes and non-controlling interest	$244,991	$252,012
Statutory Canadian income tax rate	27.00%	27.00%
Income tax expense based on above rates	$66,148	$68,043
Increase (decrease) due to:
Non-deductible expenditures	6,192	9,915
Foreign tax rate differences	15,969	16,179
Change in net deferred tax assets not recognized	20,574	(64,765)
Non-taxable portion of net earnings of affiliates	(1,304)	—
Effect of other taxes paid (mining and withholding)	25,846	22,545
Effect of foreign exchange on tax expense	14,337	18,598
Non-taxable impact of foreign exchange	(1,203)	(3,000)
Change in non-deductible portion of reclamation liabilities	2,380	8,605
Other	(2,510)	(563)
Income tax expense	$146,429	$75,557
Deferred tax assets and liabilities
The following is the analysis of the deferred tax assets (liabilities) presented in the consolidated financial statements:

	2021	2020
Net deferred tax liabilities, beginning of year	$(117,461)	$(140,361)
Recognized in net earnings in the year	(11,335)	22,798
Other	(36)	102
Net deferred liabilities, end of year	(128,832)	(117,461)
Deferred tax assets	55,953	57,850
Deferred tax liabilities	(184,785)	(175,311)
Net deferred tax liabilities	$(128,832)	$(117,461)
Components of deferred tax assets and liabilities
The deferred tax assets (liabilities) are comprised of the various temporary differences, as detailed below:

	2021	2020
Deferred tax assets (liabilities) arising from:
Closure and decommissioning costs	$27,742	$26,482
Tax losses, resource pools and mining tax credits	92,928	140,608
Deductible Mexican mining taxes	4,682	3,286
Accounts payable and accrued liabilities	22,119	17,737
Trade and other receivables	29,163	13,290
Provision for doubtful debts and inventory adjustments	(28,153)	(21,354)
Short-term investments	(7,941)	(15,649)
Mineral properties, plant, and equipment	(245,126)	(274,483)
Estimated sales provisions	(30,466)	(14,028)
Other temporary differences and provisions	6,220	6,650
Net deferred tax liabilities	$(128,832)	$(117,461)
At December 31, 2021, the net deferred tax liability above included the deferred tax asset of $92.9 million, which includes the benefits from tax losses ($26.4 million) and resource pools ($66.5 million). The decrease of $47.7 million in this deferred tax asset is mainly due to the unrealized losses on short-term investments. These unrealized mark-to-market losses in 2021 reduced the offsetting operating losses recognized, whereas in 2020, additional operating losses were recognized to offset the unrealized mark-to-market gains. The losses will begin to expire after the 2024 year end, if unused.

At December 31, 2020, the net deferred tax liability above included the deferred tax asset of $140.6 million, which includes the benefits from tax losses ($43.8 million) and resource pools ($96.8 million). The increase in this deferred tax asset is mainly due to the Timmins and Bell Creek mines - the assets added were related to previously unbenefitted deductible resource pools, partially offset by losses utilized against taxable income earned. The losses will begin to expire after the 2024 year end, if unused.
Unrecognized deductible temporary differences, unused tax losses and unused tax credits
Deductible temporary differences, unused tax losses and unused tax credits for which no deferred tax assets have been recognized are attributable to the following:

	2021	2020
Operating tax loss	$366,351	$284,626
Net capital tax loss	35,801	32,378
Resource pools and other tax credits (1)	49,230	48,773
Financing fees	1,050	2,003
Mineral properties, plant, and equipment (2)	127,945	107,124
Closure and decommissioning costs	143,080	136,728
Exploration and other expenses not currently deductible (2)	33,837	68,266
Intercompany debt	17,956	12,160
Doubtful debt and inventory	24,624	41,378
Payroll and vacation accruals	6,168	1,491
Other temporary differences	6,154	3,562
	$812,196	$738,489
(1)Includes tax credits which will begin to expire after 2027 year end, if unused.
(2)Recast comparative temporary differences to be consistent with current presentation.
Included in the above amounts are operating tax losses, which if not utilized will expire as follows:

At December 31, 2021
	Canada	US	Peru	Mexico	Barbados	Argentina	Total
2022	$—	$529	$156	$—	$15	$3	$703
2023	—	360	—	207	60	5	632
2024 – and after	330,799	11,399	593	2,092	168	19,965	365,016
Total tax losses	$330,799	$12,288	$749	$2,299	$243	$19,973	366,351

At December 31, 2020
	Canada	US	Peru	Mexico	Barbados	Argentina	Total
2021	$—	$317	$26	$—	$8	$1	$352
2022	—	529	—	—	12	3	544
2023 – and after	269,001	11,746	314	2,406	183	80	283,730
Total tax losses	$269,001	$12,592	$340	$2,406	$203	$84	$284,626
Taxable temporary differences associated with investment in subsidiaries
At December 31, 2021, taxable temporary differences of $282.0 million (2020 – $275.7 million) associated with the investments in subsidiaries have not been recognized as the Company is able to control the timing of the reversal of these differences which are not expected to reverse in the foreseeable future.